UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37848 (Commission File Number)	98-0664337 (I.R.S. Employer Identification No.)

2035 Maywill Street Suite 100 Richmond, VA 23230 (Address of principal executive offices)

(804) 289-1300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2024, Kinsale Capital Group, Inc. (the “Company”) issued a press release announcing certain leadership changes including that Michael P. Kehoe will transition his role as President of the Company to Brian D. Haney, effective March 1, 2024. Mr. Kehoe will continue to serve as Chief Executive Officer of the Company and will succeed Robert Lippincott, III as Chairman of the Board of Directors of the Company (the “Board”), effective March 1, 2024. The Company also announced that the Board appointed Robert Lippincott, III to serve as Lead Independent Director of the Board, effective March 1, 2024.

Mr. Haney currently serves as Executive Vice President and Chief Operating Officer of the Company and has served as Chief Operating Officer of the Company since March 2015. Mr. Haney has no family relationships with any other director or officer of the Company and no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.
The Company’s press release is attached hereto as Exhibit 99.1.
On January 5, 2024, the Board appointed Christopher R. Tangard to serve as Senior Vice President, Chief Accounting Officer of the Company, effective March 1, 2024. Mr. Tangard will serve as the Company’s principal accounting officer, effective March 1, 2024. Bryan P. Petrucelli will remain the Chief Financial Officer and principal financial officer of the Company.
Mr. Tangard currently serves as Vice President, Finance of the Company and has served in his current role since March 1, 2023. Mr. Tangard joined the Company in June 2019 as Director, Internal Audit and was named Assistant Vice President, Internal Audit in March 2021. Prior to joining the Company, Mr. Tangard was a Senior Manager in the audit practice of KPMG LLP from October 2017 to June 2019. He earned a Bachelor of Arts in Economics and Commerce from Hampden-Sydney College and a Master of Accounting from William & Mary. He is also a Certified Public Accountant. Mr. Tangard has no family relationships with any other director or officer of the Company and no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.
Item 9.01.	Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated January 5, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2024
	By:	/s/ Bryan P. Petrucelli
	Name:	Bryan P. Petrucelli
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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